PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16965-S49247 KEEP THIS PORTION FOR YOUR RECORD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ON

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

1. Election of Board Members:

Nominees for Election are:

01) Joseph S. DiMartino
02) Clifford L. Alexander, Jr.
03) Nathan Leventhal
04) Benaree Pratt Wiley

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting: The Notice of Special Joint Meeting of Shareholders is available at www.proxyvote.com.

Dreyfus Worldwide Dollar Money Market Fund, Inc. Special Joint Meeting of Stockholders to be held on October 9, 2009

     The undersigned stockholder(s) of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund") hereby appoint(s) Robert R. Mullery and Kiesha T. Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 21, 2009, at a Special Joint Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on October 9, 2009 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16967-S49247 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE DREYFUS THIRD CENTURY FUND, INC.

1. Election of Board Members:

Nominees for Election are:

01) Joseph S. DiMartino
02) Nathan Leventhal
03) Benaree Pratt Wiley

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting: The Notice of Special Joint Meeting of Shareholders is available at www.proxyvote.com.

The Dreyfus Third Century Fund, Inc. Special Joint Meeting of Stockholders to be held on October 9, 2009

     The undersigned stockholder(s) of The Dreyfus Third Century Fund, Inc. (the "Fund") hereby appoint(s) Robert R. Mullery and Kiesha T. Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 21, 2009, at a Special Joint Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on October 9, 2009 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16969-S49247 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

1. Election of Board Members:

Nominees for Election are:

01) Joseph S. DiMartino
02) Nathan Leventhal
03) Benaree Pratt Wiley

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting: The Notice of Special Joint Meeting of Shareholders is available at www.proxyvote.com.

The Dreyfus Socially Responsible Growth Fund, Inc. Special Joint Meeting of Stockholders to be held on October 9, 2009

     The undersigned stockholder(s) of The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") hereby appoint(s) Robert R. Mullery and Kiesha T. Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 21, 2009, at a Special Joint Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on October 9, 2009 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16971-S49247

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

1. Election of Board Members:

Nominees for Election are:

01) Joseph S. DiMartino
02) Clifford L. Alexander, Jr.
03) Nathan Leventhal
04) Benaree Pratt Wiley

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting: The Notice of Special Joint Meeting of Shareholders is available at www.proxyvote.com.

Dreyfus Premier Short-Intermediate Municipal Bond Fund Dreyfus Short-Intermediate Municipal Bond Fund Special Joint Meeting of Stockholders to be held on October 9, 2009

     The undersigned stockholder(s) of Dreyfus Premier Short-Intermediate Municipal Bond Fund (the "Fund") hereby appoint(s) Robert R. Mullery and Kiesha T. Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 21, 2009, at a Special Joint Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on October 9, 2009 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16973-S49247 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

1. Election of Board Members:

Nominees for Election are:

01) Joseph S. DiMartino
02) Clifford L. Alexander, Jr.
03) Nathan Leventhal
04) Benaree Pratt Wiley

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting: The Notice of Special Joint Meeting of Shareholders is available at www.proxyvote.com.

Dreyfus Short-Intermediate Government Fund Special Joint Meeting of Stockholders to be held on October 9, 2009

     The undersigned stockholder(s) of Dreyfus Short-Intermediate Government Fund (the "Fund") hereby appoint(s) Robert R. Mullery and Kiesha T. Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 21, 2009, at a Special Joint Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on October 9, 2009 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16975-S49247

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

DREYFUS LIQUID ASSETS, INC.

1. Election of Board Members:

Nominees for Election are:

01) Joseph S. DiMartino
02) Clifford L. Alexander, Jr.
03) Nathan Leventhal
04) Benaree Pratt Wiley

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting: The Notice of Special Joint Meeting of Shareholders is available at www.proxyvote.com.

Dreyfus Liquid Assets, Inc. Special Joint Meeting of Stockholders to be held on October 9, 2009

     The undersigned stockholder(s) of Dreyfus Liquid Assets, Inc. (the "Fund") hereby appoint(s) Robert R. Mullery and Kiesha T. Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 21, 2009, at a Special Joint Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on October 9, 2009 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16977-S49247 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DREYFUS LIFETIME PORTFOLIOS, INC.
GROWTH AND INCOME PORTFOLIO

1. Election of Board Members:

Nominees for Election are:

01) Clifford L. Alexander, Jr.
02) Nathan Leventhal
03) Benaree Pratt Wiley

For All	Withhold All	For All Except
▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting: The Notice of Special Joint Meeting of Shareholders is available at www.proxyvote.com.

Dreyfus LifeTime Portfolios, Inc. Growth and Income Portfolio Special Joint Meeting of Stockholders to be held on October 9, 2009

     The undersigned stockholder(s) of Dreyfus Lifetime Portfolios, Inc. (the "Fund") hereby appoint(s) Robert R. Mullery and Kiesha T. Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 21, 2009, at a Special Joint Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on October 9, 2009 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16979-S49247

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. Election of Board Members:

Nominees for Election are:

01) Joseph S. DiMartino
02) Clifford L. Alexander, Jr.
03) Nathan Leventhal
04) Benaree Pratt Wiley

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting: The Notice of Special Joint Meeting of Shareholders is available at www.proxyvote.com.

Dreyfus Investment Grade Funds, Inc.
Dreyfus Inflation Adjusted Securities Fund
Dreyfus Intermediate Term Income Fund
Dreyfus Short Term Income Fund
Special Joint Meeting of Stockholders
to be held on October 9, 2009

     The undersigned stockholder(s) of Dreyfus Investment Grade Funds, Inc. (the "Fund") hereby appoint(s) Robert R. Mullery and Kiesha T. Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 21, 2009, at a Special Joint Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on October 9, 2009 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16981-S49247

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

THE DREYFUS FUND INCORPORATED

	For All	Withhold All	For All Except
1. Election of Board Members: **Nominees for Election are:** 01) Joseph S. DiMartino 02) Clifford L. Alexander, Jr. 03) Nathan Leventhal 04) Benaree Pratt Wiley	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting: The Notice of Special Joint Meeting of Shareholders is available at www.proxyvote.com.

The Dreyfus Fund Incorporated Special Joint Meeting of Stockholders to be held on October 9, 2009

     The undersigned stockholder(s) of The Dreyfus Fund Incorporated (the "Fund") hereby appoint(s) Robert R. Mullery and Kiesha T. Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 21, 2009, at a Special Joint Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on October 9, 2009 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.